Pacific Office Properties Trust, Inc.

Supplemental Operating and Financial Information
For the three months ended September 30, 2010

Pacific Office Properties Trust, Inc.

Index to Supplemental Operating and Financial Information

Corporate Profile	3
Investor Information	3
Company Information	3
Note Regarding Forward-Looking Statements	4
Common Stock and Unit Data	5
Highlights of Current Period Performance	5
Financial results	5
Financing and Capital Activity	5
Financial and Portfolio Highlights	6
Consolidated Balance Sheets	8
Consolidated Statements of Operations	9
Funds from Operations and Adjusted Funds from Operations	10
Earnings Before Interest, Taxes and Depreciation and Amortization (EBITDA)	12
Condensed Combined Balance Sheets – Unconsolidated Joint Ventures	13
Condensed Combined Statements of Operations – Unconsolidated Joint Ventures	14
Debt Analysis	15
Consolidated Debt Summary	16
Consolidated Debt Maturities	17
Unconsolidated Joint Venture Debt Summary	18
Unconsolidated Joint Venture Debt Maturities	19
Portfolio Leasing Statistics	20
Portfolio Summary	20
Portfolio Leasing Summary	21
Total Revenue by Segment	22
Total Net Operating Income by Segment	23
Leasing Activity Reconciliation	24
Top Tenants by Annualized Rent – Consolidated Properties	25
Top Tenant Industry Diversification by Annualized Rent – Consolidated Properties	26
Top Tenants by Annualized Rent – Unconsolidated Joint Venture Properties	27
Top Tenant Industry Diversification by Annualized Rent – Unconsolidated Joint Venture Properties	28
Lease Expirations – Consolidated Properties	29
Lease Expirations – Unconsolidated Joint Venture Properties	30
Lease Distribution by Square Footage – Consolidated Properties	31
Lease Distribution by Square Footage – Unconsolidated Joint Venture Properties	32

Pacific Office Properties Trust, Inc.

Corporate Profile

Pacific Office Properties Trust, Inc. (the “Company”) is a real estate investment trust that owns, acquires and operates primarily institutional-quality office properties principally in selected long-term growth markets in California and Hawaii.  The Company is externally managed by Pacific Office Management, Inc., an affiliate of The Shidler Group.  Our investment strategy is to acquire those types of office buildings often described as “core” investment properties which, generally, due to their location, building quality and tenant base, produce a predictable and growing income stream, and “value-added” investment properties which generally offer upside potential through improvement upgrades, repositioning, aggressive leasing and intensive management.  We access potential acquisitions through a broad network that The Shidler Group has developed over the past 30 years, including lenders, brokers, developers and owners. More information can be found on Pacific Office at www.pacificofficeproperties.com.

Investor Information

Board of Directors	Management
Jay H. Shidler Chairman of the Board, Chair of Investment Committee Paul M. Higbee Director, Chair of Audit Committee Robert L. Denton, Director Thomas R. Hislop, Director

Michael W. Brennan
Director, Chair of Compensation Committee

Clay W. Hamlin
Director, Chair of Nominating & Corporate Governance Committee

James R. Ingebritsen
President, Chief Executive Officer and Director
James R. Ingebritsen President and Chief Executive Officer
	James R. Wolford Chief Financial Officer, Treasurer and Secretary Matthew J. Root Chief Investment Officer	Lawrence J. Taff Executive Vice President Michael Burer Executive Vice President, Operations

Company Information

Corporate Headquarters 10188 Telesis Court, Suite 222 San Diego, CA 92121 (T) (858) 882-9500 (F) (858) 882-9539	Trading Symbol PCE Stock Exchange Listing NYSE Amex	Inquiries For investor relations or media inquiries, contact:
		Stacey Feit, CFA Vice President Financial Relations Board sfeit@mww.com (T) (213) 486-6549 (F) (213) 233-3499	James R. Wolford Chief Financial Officer jwolford@pacificofficeproperties.com (T) (858) 882-9500

Pacific Office Properties Trust, Inc.

Note Regarding Forward-Looking Statements

Some of the statements contained in this Supplemental Operating and Financial Information constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “pipeline,” “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “assumes,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this Supplemental Operating and Financial Information reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: identification of office properties to acquire and completing acquisitions on terms favorable to us; our ability to source off-market deal flow in the future; our ability to manage our growth effectively; operation of acquired properties; adverse economic or real estate conditions or developments in the office real estate sector and/or in the markets in which we acquire properties; our projected operating results; decreased rental rates or increased vacancy rates; defaults on, early terminations of or non-renewal of leases by tenants; tenant bankruptcies; our ability to sell our interests in properties on a timely basis and on favorable terms; our joint ventures; declining real estate valuations and impairment charges; insurance coverage; our ability to comply with the laws, rules and regulations applicable to us; impact of changes in governmental regulations, tax law and rates, and similar matters; the impact of litigation; market trends in our industry, interest rates, real estate values, the capital markets and the general economy; our understanding of our competition; our ability to obtain financing arrangements or refinance existing debt; future debt service obligations; our expected leverage; increased interest rates and operating costs; availability, terms and deployment of capital; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; changes in our business and investment strategy; and those additional factors described under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2009 and in our subsequent Quarterly Reports on Form 10-Q.

While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, reference should be made to our filings with the Securities and Exchange Commission.

Pacific Office Properties Trust, Inc.

Common Stock and Unit Data

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Common Shares and Common Units:
High Closing Price	$5.19	$4.80	$4.40	$4.34	$4.38
Low Closing Price	$3.95	$3.85	$3.70	$3.03	$3.50
Average Closing Price	$4.80	$4.21	$4.01	$3.80	$3.85
Closing Price, at end of quarter	$4.91	$4.06	$4.19	$3.89	$4.34
Common shares and common units outstanding (in thousands)	18,004	18,202	18,150	18,150	18,150
Preferred units – as-converted basis (in thousands)	32,598	32,598	32,598	32,598	32,598
Total common shares and units outstanding – as-converted basis (in thousands)	50,602	50,800	50,747	50,747	50,747
Senior Common Shares:
Offering Price, at end of quarter	$10.00	$10.00
Senior Common shares outstanding (in thousands)	663	67

Highlights of Current Period Performance

Financial Results

➢ Funds from Operations, or FFO, totaled $(2.2) million, or $(0.12) per diluted common share.

➢ FFO excluding non-recurring items, totaled $0.7 million, or $0.04 per diluted common share.

➢ Adjusted Funds from Operations, or AFFO, totaled $0.8 million, or $0.05 per diluted common share.

➢ Net loss attributable to common stockholders totaled $(1.8) million, or $(0.46) net loss per basic and diluted common share.

Financing and Capital Activity

➢ On September 20, 2010, our Board of Directors authorized a cash dividend of $0.05 per share of our common stock for the third quarter of 2010. The dividend was paid on October 15, 2010 to holders of record of common stock on September 30, 2010. Commensurate with our declaration of a quarterly cash dividend, we paid distributions to holders of record of Common Units at September 30, 2010 in the amount of $0.05 per Common Unit, on October 15, 2010. In addition, we paid 2% distributions, or $.125 per unit, to holders of record of Preferred Units at September 30, 2010, on October 15, 2010.
➢ Our Board of Directors has also authorized daily dividends on the Senior Common Stock for the months of April 2010 through December 2010 in an amount equal to an annualized rate of 7.25%.  Dividends declared for each month have been or will be paid on or about the 15th day of the following month.

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights
(Unaudited)
(In thousands, except property portfolio data)

Property Portfolio	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Number of:
Consolidated Properties	8	8	8	8	8
Unconsolidated Joint Venture Properties	16	16	16	16	15
	24	24	24	24	23
Square Footage:
Consolidated Properties	2,265,339	2,265,339	2,265,339	2,265,339	2,265,339
Unconsolidated Joint Venture Properties	2,417,372	2,417,359	2,417,359	2,417,359	2,060,855
	4,682,711	4,682,698	4,682,698	4,682,698	4,326,194
Capitalization Summary
Common Shares	3,903	3,903	3,851	3,851	3,851
Common Units	14,101	14,299	14,299	14,299	14,299
	18,004	18,202	18,150	18,150	18,150
Convertible Preferred Units as converted to Common Units
(4,545,300 Preferred Units converted at a 7.1717x conversion ratio)	32,598	32,598	32,598	32,598	32,598
Senior Common shares1	1,351	164
Total:	51,953	50,964	50,748	50,748	50,748

_________________

1 The exchange ratio is calculated as $10 divided by the closing common share price.

Pacific Office Properties Trust, Inc.

Financial and Portfolio Highlights, continued
(Unaudited)
(In thousands, except per share data, ratios and percentages)

For the three months ended
September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Total Revenues	$18,316	$18,473	$17,934	$18,106	$17,744
Equity in Net Earnings (Loss) of Unconsolidated Joint Ventures	$140	$33	$11	$(93)	$189
Net Loss Attributable to Common Stockholders	$(1,811)	$(1,182)	$(1,108)	$(12,200)	$(1,241)
FFO1	$(2,172)	$870	$1,215	$(57,575)	$862
FFO (per common share) 1	$(0.12)	$0.05	$0.07	$(3.17)	$0.05
FFO1 excluding non-recurring items	$747	$870	$1,215	$1,070	$862
FFO excluding non-recurring items (per common share)2	$0.04	$0.05	$0.07	$0.06	$0.05
AFFO3	$833	$508	$1,765	$840	$1,170
AFFO (per common share)	$0.05	$0.03	$0.10	$0.05	$0.07

Ratios
FFO Payout Ratio (per common share) 2	N/A	104.6%	74.7%	N/A	105.3%
FFO Payout Ratio excluding non-recurring items (per common share)4	120.5%	104.6%	74.7%	84.8%	105.3%
AFFO Payout Ratio (per common share)5	108.1%	179.2%	51.4%	108.0%	77.6%
Interest Coverage Ratio6	0.84	x	1.19	x	1.25	x	1.22	x	1.19	x

_________________

1	A description of these non-GAAP measures and reconciliations is provided on page 11.
2	Calculated as dividends for the respective quarters accrued to common stockholders divided by FFO.
3	AFFO has been adjusted to exclude the amortization of below- and above-market leases.
4
Management believes that the calculation for the quarter ended December 31, 2009 that includes the one-time non-cash charge related to the valuation of our preferred units is not indicative of past or future performance.

5	Calculated as dividends for the respective quarters accrued to common stockholders divided by AFFO.
6	Calculated as EBITDA (as defined on page 12) divided by total interest expense.

Pacific Office Properties Trust, Inc.

Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Assets:
Investments in real estate	$425,450	$424,053	$421,076	$418,980	$417,873
Less: Accumulated depreciation	(47,176)	(43,351)	(39,637)	(36,030)	(32,442)
Investments in real estate, net	378,274	380,702	381,439	382,950	385,431
Cash and cash equivalents	7,355	3,845	3,844	2,354	3,405
Restricted cash	7,232	7,067	6,910	7,348	5,444
Rents and other receivables, net	7,441	6,584	6,201	6,471	6,004
Intangible assets, net	28,943	30,241	31,691	33,228	35,079
Acquired above-market leases, net	403	460	533	612	732
Other assets, net	13,213	6,213	6,181	5,055	5,822
Goodwill	62,019	62,019	62,019	62,019	62,019
Investments in unconsolidated joint ventures	9,444	9,898	10,366	10,911	10,016
Total Assets:	$514,324	$507,029	$509,184	$510,948	$513,952
Liabilities and Equity:
Mortgage and other collateralized loans, net	$419,720	$413,793	$409,505	$406,439	$403,347
Unsecured notes payable to related parties	21,104	21,104	21,104	21,104	21,104
Accounts payable and other liabilities	30,601	23,831	23,843	22,000	20,257
Acquired below-market leases, net	8,420	8,944	9,534	10,124	10,729
Total Liabilities:	479,845	467,672	463,986	459,667	455,437
Equity:
Preferred Stock (including Proportionate Voting Preferred Stock)	-	-	-	-	-
Senior Common Stock	5,905	594	-	-	-
Common Stock (including Class B Common Stock)	185	185	185	185	185
Additional paid-in capital	-	100	50	-	-
Retained deficit:	(137,336)	(135,201)	(133,814)	(132,511)	(72,349)
Total Stockholders’ Equity (Deficit):	(131,246)	(134,322)	(133,579)	(132,326)	(72,164)
Non-controlling interests1	165,725	173,679	178,777	183,607	130,679
Total Equity:	34,479	39,357	45,198	51,281	58,515
Total Liabilities and Equity:	$514,324	$507,029	$509,184	$510,948	$513,952
____________________

1
During the fourth quarter of 2009, the Company made changes to the redemption features of the Common and Preferred Units which allowed the Non-Controlling Interests to be classified as permanent equity as of December 31, 2009.  For comparative purposes, the Company is presenting the Non-Controlling Interests as part of permanent equity even though they were not classified as such until December 2009.

Pacific Office Properties Trust, Inc.

Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Revenue:
Rental	$10,876	$10,336	$10,409	$10,463	$10,486
Tenant reimbursements	5,324	6,010	5,408	5,478	5,163
Parking	2,025	2,046	2,022	2,070	2 ,012
Other	91	81	95	95	83
Total revenue:	18,316	18,473	17,934	18,106	17,744
Expenses:
Rental property operating	10,168	10,098	9,619	10,124	9,781
General and administrative	687	797	607	652	351
Depreciation and amortization	5,649	5,757	5,772	6,770	6,913
Interest	9,133	6,844	6,603	6,703	6,823
Loss on extinguishment of debt	-	-	-	-	171
Acquisition costs	630	-	-	-	-
Total expenses:	26,267	23,496	22,601	24,249	24,039
Loss before equity in net earnings (loss) of unconsolidated joint ventures and non-operating income	(7,951)	(5,023)	(4,667)	(6,143)	(6,295)
Equity in net earnings (loss) of unconsolidated joint ventures	140	33	11	(93)	189
Non-operating income	-	-	-	428	2
Net loss:	(7,811)	(4,990)	(4,656)	(5,808)	(6,104)
Fair value adjustment of Preferred Units	-	-	-	(58,645)	-
Net loss attributable to non-controlling interests	6,049	3,812	3,548	52,253	4,863
Dividends on Senior Common Stock	(49)	(4)	-	-	-
Net loss attributable to common stockholders	$(1,811)	$(1,182)	$(1,108)	$(12,200)	$(1,241)
Net loss per common share – basic and diluted	$(0.46)	$(0.31)	$(0.29)	$(3.17)	$(0.40)
Weighted average number of common shares outstanding – basic and diluted	3,903,150	3,855,725	3,850,520	3,850,520	3,112,888

Pacific Office Properties Trust, Inc.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)
(Unaudited)
(In thousands, except per share data)

		For the three months ended
		September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Reconciliation of Net Loss to FFO1:
Net loss attributable to common stockholders		$(1,811)	$(1,182)	$(1,108)	$(12,200)	$(1,241)
Add:	Depreciation and amortization of real estate assets	5,649	5,757	5,772	6,770	6,913
Add:	Depreciation and amortization of real estate assets –
	unconsolidated joint ventures	607	675	667	676	621
Less:	Distributions to preferred unit holders	(568)	(568)	(568)	(568)	(568)
Less:	Net loss attributable to non-controlling interests	(6,049)	(3,812)	(3,548)	(52,253)	(4,863)
FFO		$(2,172)	$870	$1,215	$(57,575)	$862
Reconciliation of FFO to FFO excluding non-recurring items:
FFO:		$(2,172)	$870	$1,215	$(57,575)	$862
Add:	Fair value adjustment of Preferred Units	-	-	-	58,645	-
Add:	Acquisition costs	630	-	-	-	-
Add:	Default interest and late penalties accrued on non-recourse loans in default	2,289	-	-	-	-
FFO excluding non-recurring items		$747	$870	$1,215	$1,070	$862

Reconciliation of FFO to AFFO2:
FFO		$(2,172)	$870	$1,215	$(57,575)	$862
Fair value adjustment of Preferred Units		-	-	-	58,645	-
Acquisition costs		630	-	-	-	-
Default interest and late penalties accrued on non-recourse loans in default		2,289	-	-	-	-
Straight-line rent adjustments, net		93	(160)	470	150	281
Amortization of interest rate contracts, loan premiums and prepaid financings		330	358	338	286	368
Amortization of acquired below- and above-market leases		(492)	(546)	(541)	(593)	(651)
Recurring capital expenditures, tenant improvements and leasing commissions		(327)	(484)	(176)	(533)	(193)
Non-cash compensation expense		50	50	50	50	50
Interest expense deferred on unsecured notes payable		432	420	409	410	453
AFFO		$833	$508	$1,765	$840	$1,170

Weighted average number of common shares and common share equivalents outstanding – diluted3		18,077	18,155	18,150	18,150	17,412
FFO per share – diluted:		$(0.12)	$0.05	$0.07	$(3.17)	$0.05
FFO excluding non-recurring items per share – diluted:		$0.04	$0.05	$0.07	$0.06	$0.05
AFFO per share – diluted:		$0.05	$0.03	$0.10	$0.05	$0.07

Pacific Office Properties Trust, Inc.

Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) (continued)
(Unaudited)
(In thousands, except share and per share data)

1
FFO is a widely recognized measure of REIT performance. The National Association of Real Estate Investment Trusts, or NAREIT, has provided a recommendation on how REITs should define FFO. NAREIT suggests that FFO be defined as net income (loss) attributable to stockholders (as computed in accordance with GAAP), excluding gains (or losses) from dispositions of property, extraordinary items, real estate-related depreciation and amortization (including capitalized leasing expenses, tenant allowances or improvements and excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with NAREIT guidelines. Management uses FFO as a supplemental performance measure because, in excluding real estate-related depreciation and amortization, gains (or losses) from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, captures trends in occupancy, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs.

However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other equity REITs’ FFO. As a result, FFO should be considered only as a supplement to net income (loss) as a measure of our performance. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

2
AFFO is a non-GAAP financial measure we believe is a useful supplemental measure of our performance.  We compute AFFO by adding straight-line rent adjustments (straight-line ground rent expense minus straight-line rent revenue) the amortization of interest rate contracts, loan premium and prepaid financing costs, non-cash compensation expense, and interest expense deferred on unsecured notes and then subtracting from FFO the recurring capital expenditures, tenant improvements and leasing commissions.  AFFO is not intended to represent cash flow for the period, and it only provides an additional perspective on our ability to fund cash needs and make distributions to shareholders by adjusting the effect of the non-cash items included in FFO, as well as recurring capital expenditures and leasing costs.  We believe that net income or loss is the most directly comparable GAAP financial measure to AFFO.  We also believe that AFFO provides useful information to the investment community about the Company’s financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Assuming the full conversion of our outstanding preferred unit interests and our Senior Common Stock at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, and September 30, 2009, our AFFO per share, on a fully diluted basis, would have been $0.03, $0.01, $0.03, $0.02, and $0.03, respectively.

3
The weighted average number of common shares and common share equivalents outstanding – basic and diluted includes common unit limited partnership interests in Pacific Office Properties, L.P., our Operating Partnership.

Our outstanding preferred unit interests in our Operating Partnership are convertible into common unit limited partnership interests in our Operating Partnership, but no earlier than the date an underwritten public equity offering of our common stock in an amount equal to or greater than $75 million is consummated, which is a contingent event as of September 30, 2010. These common unit interests will become exchangeable for shares of our common stock one year after such conversion. Our outstanding preferred unit interests at September 30, 2010 represent 32,597,528 common share equivalents, on an as-if converted basis, and any impact related to these outstanding limited preferred interests have not been included in our calculation of diluted earnings per share or FFO per share, including our calculation of the weighted average number of common and common equivalent shares outstanding, in accordance with GAAP.

Our Senior Common Stock may be exchanged, at the option of the holder, for shares of our common stock after the fifth anniversary of the issuance of such shares of Senior Common Stock.  The exchange ratio to be calculated using a value for our common stock based on the average of the trailing 30-day closing price of the common shares on the date the shares are submitted for exchange, but in no event less than $1.00 per share, and a value of Senior Common Stock of $10.00 per share.  Based on a 30-day average common share price of $4.82 for the month ended September 30, 2010, the exchange ratio for September 30, 2010, on an as-if converted basis, was 2.07.  Assuming the full conversion of our outstanding preferred unit interests and our Senior Common Stock at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, and September 30, 2009, our FFO per share, on a fully diluted basis, was $(0.03), $0.02, $0.02, $(1.13), and $0.03, respectively. Assuming the full conversion of our outstanding preferred unit interests at December 31, 2009, our FFO excluding the fair value adjustment for the Preferred Units per share would have been $0.02 for the three months then ended.  Our FFO excluding non-recurring items per share for the three months ended September 30, 2010 was $0.03.

Pacific Office Properties Trust, Inc.

Earnings Before Interest, Taxes and Depreciation and Amortization (EBITDA)
(Unaudited)
(In thousands)

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Reconciliation of Net loss attributable to Common Stockholders to EBITDA1, 2:
Net loss attributable to common stockholders	$(1,811)	$(1,182)	$(1,108)	$(12,200)	$(1,241)
Interest expense	9,133	6,844	6,603	6,703	6,823
Interest expense – unconsolidated joint ventures	673	689	654	611	558
Depreciation and amortization of real estate assets	5,649	5,757	5,772	6,770	6,913
Depreciation and amortization of real estate assets – unconsolidated joint ventures	607	675	667	676	621
Net loss attributable to non-controlling interests	(6,049)	(3,812)	(3,548)	(52,253)	(4,863)
Fair value adjustment of Preferred Units	-	-	-	58,645	-
EBITDA:	$8,202	$8,971	$9,040	$8,952	$8,811

______________________

1
Management believes that earnings before interest expense, depreciation and amortization, and net loss attributable to non-controlling interests (EBITDA) is a useful supplemental measure of our performance.  We believe that EBITDA provides useful information to the investment community about the Company’s financial position before the impact of investing and financing transactions and facilitates comparisons with other REITs.  Accordingly, EBITDA should not be considered as an alternative to cash flows from operating activities (as computed in accordance with GAAP) as a measure of liquidity.  EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.  Other REITs may use different methodologies for calculating EBITDA and accordingly, our EBITDA may not be comparable to other REITs.

2	Management has excluded the one-time non-cash fair value adjustment of the Preferred Units from EBITDA because it is a non-operating charge.

Pacific Office Properties Trust, Inc.

Condensed Combined Balance Sheets - Unconsolidated Joint Ventures1
(Unaudited)
(In thousands)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Assets:
Investments in real estate	$420,073	$419,242	$418,912	$428,014	$354,899
Less: Accumulated depreciation	(36,701)	(33,488)	(30,352)	(27,314)	(26,142)
Investments in real estate, net	383,372	385,754	388,560	400,700	328,757
Cash and cash equivalents, including restricted cash	23,118	23,438	22,355	22,177	18,202
Rents and other receivables, net	9,455	8,614	7,986	7,513	7,081
Intangible assets, net	29,331	31,402	33,515	26,568	28,214
Acquired above-market leases, net	876	978	1,082	687	742
Other assets	4,392	4,967	5,998	4,967	4,744
Total Assets:	$450,544	$455,153	$459,496	$462,612	$387,740

Liabilities and Members’ Equity:
Mortgage and other secured loans	$365,835	$366,044	$366,351	$366,543	$318,091
Accounts payable and other liabilities	14,809	12,514	11,892	10,298	7,958
Acquired below-market leases, net	4,864	5,254	5,668	5,245	5,888
Total Liabilities:	385,508	383,812	383,911	382,086	331,937

Members’ Equity	65,036	71,341	75,585	80,526	55,803
Total Liabilities and Members' Equity:	$450,544	$455,153	$459,496	$462,612	$387,740

___________________

1
We own managing interests in six of seven joint ventures, consisting of 16 office properties, including 34 office buildings, comprising approximately 2.42 million rentable square feet.  Our ownership interest percentages in these joint ventures range from 5.00% to 32.17%.  In exchange for our managing ownership interest and related equity investment in these joint ventures, we are entitled to preferential allocations of earnings and cash flows from each respective joint venture.

Pacific Office Properties Trust, Inc.

Condensed Combined Statements of Operations - Unconsolidated Joint Ventures
(Unaudited)
(In thousands)

	For the three months ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Revenue:
Rental	$11,528	$11,342	$11,561	$9,314	$9,513
Tenant reimbursements	1,830	1,942	1,799	1,345	1,689
Parking revenue	392	394	398	353	390
Interest and other	163	241	53	48	81
Total revenue:	$13,913	$13,919	$13,811	$11,060	$11,673
Expenses:
Rental property operating	5,409	5,392	5,468	5,229	4,768
Depreciation and amortization	5,443	5,860	5,997	4,818	4,486
Interest	5,955	6,409	5,631	5,007	3,972
Total expenses:	16,807	17,661	17,096	15,054	13,226
Net loss	$(2,894)	$(3,742)	$(3,285)	$(3,994)	$(1,553)
Equity in net earnings (loss) of unconsolidated joint ventures	$140	$33	$11	$(93)	$189

Pacific Office Properties Trust, Inc.

Debt Analysis1
(Unaudited)
(In thousands)

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Debt Outstanding –
Consolidated Debt
Mortgage Loans and Line of Credit	$421,405	$415,570	$411,389	$408,419	$405,422
Unsecured Loans	21,104	21,104	21,104	21,104	21,104
Total:	442,509	436,674	432,493	429,523	426,526
Unamortized Debt Discount	(1,685)	(1,777)	(1,884)	(1,980)	(2,075)
Total Consolidated Debt, Net:	$440,824	$434,897	$430,609	$427,543	$424,451

Debt Structure –
Consolidated Debt
Fixed Rate Mortgage Loans	$372,102	$372,206	$372,325	$372,455	$372,558
Fixed Rate Unsecured Loans	21,104	21,104	21,104	21,104	21,104
Total Fixed Rate Debt:	393,206	393,310	393,429	393,559	393,662
Variable Rate Loans2	49,303	43,364	39,064	35,964	32,864
Unamortized Debt Discount	(1,685)	(1,777)	(1,884)	(1,980)	(2,075)
Total Consolidated Debt, Net:	$440,824	$434,897	$430,609	$427,543	$424,451

__________________

1
Amounts included herein represent the outstanding principal balances as of the respective dates presented and the related discounts or premiums on our outstanding debt obligations. The amounts of mortgage and other collateralized loans reflected in our consolidated balance sheets represent the outstanding principal balances of those loans, adjusted for applicable discounts or premiums, in accordance with GAAP for the respective dates presented.

2
Variable rate loans include amounts borrowed under the revolving credit facility at a fluctuating interest rate equal to the effective rate of interest paid by First Hawaiian Bank on a time certificate of deposit, plus one percent.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Consolidated Debt Summary
(Unaudited)
(In thousands)

Property/Loan	Maturity Date	Interest Rate	Outstanding Principal Balance at September 30, 2010	% of Total Consolidated Debt
Fixed Rate Secured Debt:
Pacific Business News Building1	4/6/2010	11.98%	$11,601	2.62%
City Square – Senior loan2	9/1/2010	5.58%	27,500	6.21%
Clifford Center3	8/15/2011	6.00%	3,296	0.74%
First Insurance Center	1/1/2016	5.74%	38,000	8.59%
First Insurance Center	1/6/2016	5.40%	14,000	3.16%
Sorrento Technology Center	1/11/2016	5.75%	11,706	2.65%
Pan Am Building	8/11/2016	6.17%	60,000	13.56%
Waterfront Plaza	9/11/2016	6.37%	100,000	22.60%
Waterfront Plaza	9/11/2016	6.37%	11,000	2.49%
Davies Pacific Center	11/11/2016	5.86%	95,000	21.47%
Subtotal Fixed Rate Secured Debt:			372,103	84.09%
Floating Rate Secured Debt:
City Square – Mezzanine loan4	9/1/2010	LIBOR + 7.35%	27,255	6.16%
Revolving line of credit5	12/31/2013	1.25%	22,047	4.98%
Subtotal Floating Rate Secured Debt:			49,302	11.14%
Total Consolidated Debt:			421,405
Less: Unamortized Debt Discount			(1,685)
Total Consolidated Debt, Net of Unamortized Debt Discount:			419,720
Fixed Rate Unsecured Debt:
Unsecured notes payable to related parties	Varying dates from 3/19/2013 to 8/31/2013	7.00%	21,104	4.77%
	Total Consolidated Debt, net		$440,824
_______________
1
This loan matured on April 6, 2010 and we have not repaid the principal balance.  As a result, interest is being incurred at the default rate of 11.98%. The Company is currently in negotiations with the lender to extend the loan.

2
This loan has matured and the Company has not repaid the principal balance.  The Company signed a forbearance agreement with the lender on October 15, 2010.  Under the forbearance agreement, the default interest of 5% in excess of the stated rate and late charge penalties in the amount of approximately $1.9 million will be forgiven if the loan is repaid in full prior to the expiration of the forbearance period, which is the earliest to occur of five business days following the completion of our proposed public offering of common stock, certain breaches or defaults by us under the forbearance agreement or loan documents, and January 14, 2011.

3	The initial maturity date is August 15, 2011. The Company has the option to extend the maturity date to August 15, 2014 for a nominal fee.
4
This loan has matured and we have not repaid the principal balance.  As a result, interest is being incurred at the default rate of LIBOR + 7.35%.  The Company is currently in negotiations with the lender.  The Company had an interest rate cap on this loan for the notional amount of $28.5 million, which effectively limited the LIBOR rate on this loan to 7.45%.  The interest rate cap expired on September 1, 2010 commensurate with the maturity date of the loan.

5	The revolving line of credit limit is $25 million and matures December 31, 2013, subject to certain conditions.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Consolidated Debt Maturities
(Unaudited)
(In thousands)

Property/Loan	2010		2011		2012		2013		2014		Thereafter	Total
Fixed Rate Secured Debt:
Clifford Center1	$70	2	$292	2	$310	2	$329	2	$2,295	2	$-	$3,296
Davies Pacific Center	-		-		-		-		-		95,000	95,000
First Insurance Center	-		-		-		-		-		52,000	52,000
Pacific Business News Building	11,601		-		-		-		-		-	11,601
Pan Am Building	-		-		-		-		-		60,000	60,000
Waterfront Plaza	-		-		-		-		-		111,000	111,000
City Square – Senior loan	27,500		-		-		-		-		-	27,500
Sorrento Technology Center	37	2	150	2	157	2	168	2	179	2	11,015	11,706
Floating Rate Secured Debt:
City Square – Mezzanine loan	27,255		-		-		-		-		-	27,255
Revolving line of credit3	-		-		-		22,047		-		-	22,047
Total:	$66,463		$442		$467		$22,544		$2,474		$329,015	$421,405
Fixed Rate Unsecured Debt:
Unsecured notes to related parties	-		-		-		$21,104		-		-	$21,104

________________

1
The initial maturity date is August 15, 2011.  The Company has the option to extend the maturity date to August 15, 2014 for a nominal fee.  Accordingly, the related debt maturity reflected herein is scheduled using an amortization schedule based on the extended maturity date, as if the Company had exercised its option to extend the original maturity date.

2	Amounts represent scheduled principal amortization pursuant to the respective loan agreement.
3	The revolving line of credit limit is $25 million and matures December 31, 2013, subject to certain conditions.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Unconsolidated Joint Venture Debt Summary
(Unaudited)
(In thousands)

Property/Loan	Maturity Date	Interest Rate	Ownership Interest %	Outstanding Principal Balance at September 30, 2010
Fixed Rate Secured Debt:
Seville Plaza – Note A	1/1/2011	6.05%	7.50%	$21,650
Seville Plaza – Note B	1/1/2011	9.19%	7.50%	3,000
POP San Diego – Palomar Heights Plaza	4/30/2011	6.25%	32.17%	10,796
SoCal II Joint Venture	1/6/2012	5.75%	10.00%	133,500
POP San Diego – Palomar Heights Plaza	4/1/2014	5.58%	32.17%	1,854
POP San Diego – Palomar Heights Corporate Center	4/1/2014	5.58%	32.17%	10,333
POP San Diego – Scripps Ranch Center	12/1/2014	5.44%	32.17%	5,082
Bank of Hawaii Waikiki Center	3/11/2017	5.99%	17.50%	26,900
Subtotal Fixed Rate Secured Debt:				$213,115
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	4/30/2011	12.00%	32.17%	4,250
Floating Rate Secured Debt:
US Bank Center	5/9/2011	LIBOR + 1.53%1	7.50%	56,800
SoCal II Joint Venture – Senior Loan	1/1/2011	LIBOR + 2.95%1	10.00%	16,500
Black Canyon Corporate Center – Note A	2/9/2012	LIBOR + 2.50%1, 2	17.50%	27,540
Seaview Corporate Center	1/1/2015	Adjusted LIBOR + 3.25%3	5.00%	48,099
Subtotal Floating Rate Secured Debt				148,939
Unconsolidated Joint Venture Debt:				366,304
Less Unamortized Debt Discount:				(469)
Net Unconsolidated Joint Venture Debt:				$365,835
______________________

1
Interest rate cap agreements are in place on floating rate secured debt attributable to US Bank Center, SoCal II Joint Venture – Senior Loan and Black Canyon Corporate Center – Note A in the notional amounts of $56.8 million (which effectively limits the LIBOR rate on this loan to 4.98%), $16.5 million (which effectively limits the LIBOR rate on this loan to 6.25%) and $23.8 million (which effectively limits the LIBOR rate on this loan to 3.00%  and is also subject to a 1% LIBOR floor), respectively.

2	Starting January 2010, Black Canyon debt is being amortized at $20,000 per month.
3
An interest rate swap is in place on floating rate secured debt attributable to Seaview Corporate Center in the notional amount of $48.5 million, which effectively limits the rate on this loan to 6.49%.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Unconsolidated Joint Venture Debt Maturities
(Unaudited)
(In thousands)

Property/Loan	2010	2011	2012	2013	2014	Thereafter	Total
Fixed Rate Secured Debt:
Seville Plaza – Notes A & B	$-	$24,650	$-	$-	$-	$-	$24,650
SoCal II Joint Venture	-	-	133,500	-	-	-	133,500
Bank of Hawaii Waikiki Center	-	-	-	-	-	26,900	26,900
POP San Diego – Palomar Heights Plaza	-	10,796	-	-	-	-	10,796
POP San Diego – Palomar Heights Plaza	-	-	-	-	1,854	-	1,854
POP San Diego – Palomar Heights Corporate Center	-	-	-	-	10,333	-	10,333
POP San Diego – Scripps Ranch Center	-	-	-	-	5,082	-	5,082
Fixed Rate Unsecured Debt:
POP San Diego Mezzanine Loan	-	4,250	-	-	-	-	4,250
Floating Rate Secured Debt:
US Bank Center	-	56,800	-	-	-	-	56,800
SoCal II Joint Venture – Senior Loan1		-	16,500	-	-	-	16,500
Black Canyon Corporate Center – Note A	-	-	27,540	-	-	-	27,540
Seaview Corporate Center	-	-	-	-	-	48,099	48,099
Total Unconsolidated Joint Venture Debt:	$-	$96,496	$177,540	$-	$17,269	$74,999	$366,304

______________________________
1
The SoCal II Joint Venture – Senior Loan has an option to, and expects to further extend the maturity date of its floating rate secured debt to January 1, 2012, subject to nominal fees and requirements.  Accordingly, the unconsolidated joint venture debt maturities herein are scheduled using the expected maturity date.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Portfolio Leasing Statistics

Portfolio Summary
(Unaudited)

Through our Operating Partnership, as of September 30, 2010, we owned eight office properties comprising approximately 2.3 million rentable square feet and interests (ranging from 5% to approximately 32%) in 16 joint venture properties, of which we have managing ownership interests in 15, comprising approximately 2.4 million rentable square feet (the “Property Portfolio”).  As of September 30, 2010, our Property Portfolio included office buildings in Honolulu, San Diego, Orange County, certain submarkets of Los Angeles and Phoenix.  Our property statistics as of September 30, 2010, were as follows:

			Property
	Number of		Portfolio
	Properties	Buildings	Square Feet

Consolidated properties	8	11	2,265,339
Unconsolidated joint venture properties	16	34	2,417,372
Total	24	45	4,682,711

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Portfolio Leasing Summary
(Unaudited)

		Submarket	Rentable Square Feet	Percent Leased	Annualized Rent per Square Foot1
Honolulu, Hawaii
Waterfront Plaza		Downtown (CBD)	534,475	96.23%	$36.57
Davies Pacific Center		Downtown (CBD)	353,224	82.19%	35.78
Pan Am Building		Kapiolani	209,889	88.41%	37.82
First Insurance Center		Kapiolani	202,992	99.72%	36.07
Pacific Business News Building		Kapiolani	90,559	71.00%	32.34
Clifford Center		Downtown (CBD)	72,415	83.41%	32.40
Bank of Hawaii Waikiki Center		Waikiki	152,288	85.48%	54.63
	Subtotal		1,615,842	89.58%	$37.53
Phoenix, Arizona
City Square		(CBD)/North Central	738,422	71.42%	$20.43
U.S. Bank Center		(CBD)/South Central	372,676	77.24%	23.15
Black Canyon Corporate Center		Deer Valley/Airport	218,694	76.54%	18.36
	Subtotal		1,329,792	73.89%	$20.94
San Diego, California
Sorrento Technology Center		Sorrento Mesa	63,363	100.00%	$24.09
Seville Plaza		Kearny Mesa	138,576	66.64%	26.58
Seaview Corporate Center		Sorrento Mesa	356,504	90.44%	33.17
Scripps Ranch Business Park		Scripps Ranch	47,248	48.74%	24.66
Torrey Hills Corporate Center		Del Mar Heights	24,066	83.50%	44.74
Palomar Heights Corporate Center		Carlsbad	64,812	82.24%	27.53
Palomar Heights Plaza		Carlsbad	45,538	75.48%	23.81
Via Frontera Business Park		Rancho Bernardo	78,819	49.13%	19.00
Poway Flex		Poway	112,000	100.00%	13.28
Carlsbad Corporate Center		Carlsbad	121,541	100.00%	19.63
	Subtotal		1,052,467	83.73%	$26.14
Orange County, California
South Coast Executive Center		Costa Mesa	61,025	68.77%	$19.41
Savi Tech Center		Yorba Linda	372,327	96.98%	19.79
Yorba Linda Business Park		Yorba Linda	166,042	86.56%	10.53
	Subtotal		599,394	91.23%	$17.32
Los Angeles, California
Gateway Corporate Center		San Gabriel Valley	85,216	89.93%	$26.59
	Total Portfolio		4,682,711	84.03%	$27.81
________________________

1
Annualized Rent per Leased Square Foot represents Annualized Rent divided by leased square feet as of September 30, 2010.  Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date. Total abatements committed to as of September 30, 2010 for the 12 months ending September 30, 2011 were approximately $2.0 million for our wholly-owned properties and $0.4 million for our joint venture properties.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Total Revenue by Segment1
(Unaudited)
(In thousands)

________________________

1	Consolidated revenue amounts used herein are comprised of rental revenue, tenant reimbursements, parking, interest and other revenue of the Company for the three months ended September 30, 2010.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Total Net Operating Income by Segment1
(Unaudited)
(In thousands)

_________________

1
Total net operating income amounts used herein were derived using the rental revenue, tenant reimbursements, parking, interest, and other revenue less rental property operating expenses of the Company for the three months ended September 30, 2010.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Leasing Activity Reconciliation
(Unaudited)

	Total Portfolio	Consolidated Properties	Unconsolidated Joint Venture Properties
Occupancy
% Leased	84.03%	84.23%	83.84%
% Occupied	82.80%	84.01%	81.66%

Cash Rent Growth
Expiring Rate	$24.11	$32.71	$14.96
New/Renewal Rate	$26.46	$31.74	$20.85
Change	9.76%	(2.98)%	39.39%

Gross New Leasing Activity
Rentable square feet	65,600	14,635	50,965
Number of leases	22	13	9

Gross Renewal Leasing Activity
Rentable square feet	79,612	60,205	19,407
Number of leases	27	17	10

Average Lease Term in Months
New leases	45	44	48
Renewal leases	31	37	19
Blended	37	40	33

Weighted Average Tenant Improvements/sf
New leases	$25.87	$12.79	$29.62
Renewal leases	$2.94	$3.37	$1.60
Blended	$13.30	$5.21	$21.90

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Top Tenants by Annualized Rent – Consolidated Properties
(Unaudited)
(In thousands, except square feet)

Tenant	Lease Expiration	Rentable Square Feet	Annualized Rent1	Property	Industry
First Insurance Company of Hawaii Ltd.	02/28/18	109,755	$4,146	First Insurance Center	Insurance
Hawaii Insurance Consultants, Ltd	12/31/12	79,159	2,972	Waterfront Plaza	Insurance
AZ Dept. of Economic Security	12/31/12	106,279	2,032	City Square	Government
Straub Clinic & Hospital	01/31/13	55,986	1,826	First Insurance Center	Healthcare
General Services Administration	06/20/25	30,994	1,371	Waterfront Plaza	Government
Oahu Publications, Inc.	01/31/18	30,399	1,239	Waterfront Plaza	Journalism
McCorriston Miho Miller Mukai	12/31/11	35,828	1,068	Waterfront Plaza	Legal
AT&T Corp.	06/30/15	26,160	1,061	Waterfront Plaza	Technology
Fujitsu Transaction Solutions, Inc.	12/31/10	37,886	918	Sorrento Technology Center	Technology
AZ DES-Social Security	05/31/14	39,524	821	City Square	Government
Total Annualized Rent for Top 10 Tenants - Consolidated Properties			$17,454
Total Annualized Rent - Consolidated Properties			$59,678

________________

1
Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Top Tenant Industry Diversification by Annualized Rent – Consolidated Properties1
(Unaudited)(In thousands)

_______________

1
Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Top Tenants by Annualized Rent – Unconsolidated Joint Venture Properties
(Unaudited)
(In thousands, except square feet and percentages)

Tenant	Lease Expiration	Rentable Square Feet	Ownership Interest %	Annualized Rent1	Property	Industry
Carefusion, Inc	02/28/15	130,000	10.00%	$2,807	Savi Tech	Healthcare
Nobel Biocare USA, Inc.	10/31/17	122,361	10.00%	2,448	Savi Tech	Healthcare
Pfizer, Inc.	07/31/13	61,211	5.00%	2,223	Seaview Corporate Center	Healthcare
The Active Network, Inc.	10/31/11	61,587	5.00%	2,195	Seaview Corporate Center	Technology
Adobe Systems, Inc.	01/31/13	61,211	5.00%	2,025	Seaview Corporate Center	Technology
Bank of Hawaii	01/31/38	6,971	17.50%	2,003	Bank of Hawaii Waikiki Center	Financial Services
High-Tech Institute, Inc./Anthem College	04/04/18	92,974	17.50%	1,632	Black Canyon Corporate Center	Education
JTB Hawaii, Inc.	12/31/12	35,623	17.50%	1,536	Bank of Hawaii Waikiki Center	Tourism
General Atomics Aeronautical Systems Inc.	05/31/15	112,000	7.50%	1,487	Poway Flex	Technology
Valley Metro Rail, Inc.	06/30/16	57,007	5.00%	1,255	U.S. Bank Center	Transportation
Total Annualized Rent for Top 10 Tenants - Unconsolidated Joint Venture Properties				$19,611
Total Annualized Rent - Unconsolidated Joint Venture Properties				$48,134

____________________

1
Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date.  Annualized Rent for our unconsolidated joint venture properties is reported with respect to each tenant in its entirety, rather than the portion represented by our ownership interest.  No portion of the joint venture properties’ Annualized Rent is consolidated in our consolidated financial statements because our interests in our joint ventures are accounted for under the equity method of accounting.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Top Tenant Industry Diversification by Annualized Rent – Unconsolidated Joint Venture Properties1
(Unaudited) (In thousands)

__________________

1
Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date.  Annualized Rent for our unconsolidated joint venture properties is reflected with respect to each tenant in its entirety, rather than the portion represented by our ownership interest.  No portion of the joint venture properties’ Annualized Rent is consolidated in our consolidated financial statements because our interests in our joint ventures are accounted for under the equity method of accounting.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Lease Expirations – Consolidated Properties1
(Unaudited)

Year of Lease Expiration	Number of Leases Expiring	Rentable Square Feet	Expiring Square Feet as a Percent of Total	Annualized Rent2	Annualized Rent as a Percent of Total	Annualized Rent Per Leased Square Foot3	Annualized Rent at Expiration	Annualized Rent Per Leased Square Foot at Expiration4

Available For Lease		357,265	15.77%
2010	118	131,629	5.81%	$3,918,077	6.57%	$29.77	$3,902,213	$29.65
2011	107	313,480	13.84%	10,147,596	17.00%	32.37	10,267,452	32.75
2012	86	397,102	17.53%	11,944,416	20.01%	30.08	12,130,260	30.55
2013	70	261,174	11.53%	7,852,782	13.16%	30.07	8,186,628	31.35
2014	50	183,430	8.10%	5,721,048	9.59%	31.19	5,990,916	32.66
2015	48	235,219	10.38%	7,108,708	11.91%	30.22	7,464,852	31.74
2016	20	97,900	4.32%	2,738,508	4.59%	27.97	3,043,212	31.08
2017	3	20,733	0.92%	775,872	1.30%	37.42	862,116	41.58
2018	5	156,391	6.90%	6,001,080	10.06%	38.37	6,643,008	42.48
2019	6	29,106	1.28%	945,156	1.58%	32.47	1,195,728	41.08
Thereafter	6	74,154	3.27%	2,524,452	4.23%	34.04	2,859,960	38.57
Signed Leases Not Commenced	3	4,877	0.22%	–	–	–	–	–
Building Management Use	8	2,879	0.13%	–	0.00%	–	–	–
Total/Weighted Average	530	2,265,339	100.00%	$59,677,695	100.00%	$31.36	$62,546,345	$32.86

__________________

1
This table summarizes the lease expirations for leases in place for our consolidated properties for each of the ten calendar years beginning with 2010.  The information set forth in this table assumes that tenants exercise no renewal options or early termination rights.

2
Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date.

3	Represents Annualized Rent divided by leased square feet.
4	Represents Annualized Rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.

Lease Expirations – Unconsolidated Joint Venture Properties1
(Unaudited)

Year of Lease Expiration	Number of Leases Expiring	Rentable Square Feet	Expiring Square Feet as a Percent of Total	Annualized Rent2	Annualized Rent as a Percent of Total	Annualized Rent Per Leased Square Foot3	Annualized Rent at Expiration	Annualized Rent Per Leased Square Foot at Expiration4

Available For Lease		390,687	16.16%
2010	34	70,095	2.90%	$1,865,585	3.88%	$26.62	$1,808,745	$25.80
2011	57	242,828	10.05%	6,786,881	14.10%	27.95	6,928,193	28.53
2012	35	243,999	10.09%	6,345,592	13.18%	26.01	6,628,624	27.17
2013	44	397,878	16.46%	11,012,914	22.88%	27.68	11,843,625	29.77
2014	18	183,157	7.58%	3,458,796	7.19%	18.88	3,785,676	20.67
2015	18	426,749	17.65%	8,410,522	17.47%	19.71	9,488,266	22.23
2016	8	152,617	6.31%	3,138,068	6.52%	20.56	3,512,228	23.01
2017	2	129,558	5.36%	2,628,498	5.46%	20.29	3,101,766	23.94
2018	1	92,974	3.85%	1,631,628	3.39%	17.55	1,972,452	21.22
2019	1	17,747	0.73%	626,664	1.30%	35.31	691,428	38.96
Thereafter	3	11,561	0.48%	2,229,144	4.63%	192.82	3,627,744	313.79
Signed Leases Not Commenced	7	52,660	2.18%	–	0.00%	–	–	–
Building Management Use	3	4,862	0.20%	–	0.00%	–	–	–
Total/Weighted Average	231	2,417,372	100.00%	$48,134,292	100.00%	$24.38	$53,388,747	$27.05

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1
This table summarizes the lease expirations for leases in place for our unconsolidated joint venture properties for each of the ten calendar years beginning with 2010.  The information set forth in this table assumes that tenants exercise no renewal options or early termination rights.

2
Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date.

3	Represents Annualized Rent divided by leased square feet.
4	Represents Annualized Rent at expiration divided by leased square feet.

Pacific Office Properties Trust, Inc.

Lease Distribution by Square Footage – Consolidated Properties
(Unaudited)

Square Feet Under Lease	Number of Leases	Leases as a Percent of Total	Rentable Square Feet	Square Feet as a Percent of Total	Annualized Rent1	Annualized Rent as a Percent of Total

2,500 or less	358	67.55%	296,814	13.10%	$10,463,609	17.53%
2,501-10,000	119	22.45%	560,530	24.74%	17,371,444	29.11%
10,001-20,000	27	5.09%	366,160	16.16%	11,318,070	18.97%
20,001-40,000	11	2.08%	325,635	14.37%	9,548,952	16.00%
40,001-100,000	2	0.38%	135,145	5.97%	4,798,332	8.04%
Greater than 100,000	2	0.37%	216,034	9.54%	6,177,288	10.35%
Subtotal	519	97.92%	1,900,318	83.88%	59,677,695	100.00%
Available	–	0.00%	357,265	15.77%	–	0.00%
Signed Leases Not Commenced	3	0.57%	4,877	0.22%	–	0.00%
Building Management Use	8	1.51%	2,879	0.13%	–	0.00%
Wholly-Owned Properties Total	530	100.00%	2,265,339	100.00%	$59,677,695	100.00%

______________

1
Represents Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date.

Pacific Office Properties Trust, Inc.
(as of September 30, 2010)

Lease Distribution by Square Footage – Unconsolidated Joint Venture Properties
(Unaudited)

Square Feet Under Lease	Number of Leases	Leases as a Percent of Total	Rentable Square Feet	Square Feet as a Percent of Total	Annualized Rent1	Annualized Rent as a Percent of Total

2,500 or less	110	47.62%	128,303	5.31%	$2,698,642	5.61%
2,501-10,000	69	29.87%	338,517	14.00%	10,515,909	21.85%
10,001-20,000	20	8.66%	285,054	11.79%	7,331,791	15.23%
20,001-40,000	8	3.46%	233,278	9.65%	6,481,488	13.47%
40,001-100,000	11	4.76%	619,650	25.63%	14,363,418	29.84%
Greater than 100,000	3	1.30%	364,361	15.08%	6,743,044	14.00%
Subtotal	221	95.67%	1,969,163	81.46%	48,134,292	100.00%
Available	–	0.00%	390,687	16.16%	–	0.00%
Signed Leases Not Commenced	7	3.03%	52,660	2.18%	–	0.00%
Building Management Use	3	1.30%	4,862	0.20%	–	0.00%
Joint Venture Properties Total	231	100.00%	2,417,372	100.00%	$48,134,292	100.00%

__________

1
Represents Annualized Rent represents the monthly contractual rent under commenced leases as of September 30, 2010. This amount reflects total rent before abatements and includes contractual expense reimbursements, which may be estimated as of such date.

Supplemental Operating and Financial Information